UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):July 1, 2004

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware               1-9608              36-3514169
          --------               ------              ----------
       (State or Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

          10B Glenlake Parkway
               Suite 600
            Atlanta, Georgia
    (Address of Principal Executive               30328
                Offices)                        (Zip Code)

      Registrant's telephone number, including area code:  (770) 407-3800


   Item 7.   Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit
             Number                   Description
             ------                   -----------

             99.1      Press Release captioned "Newell Rubbermaid
                       Completes Divestiture Program with Sale of Little Tikes Commercial", dated July 1, 2004, issued by Newell Rubbermaid Inc.

   Item 12.  Results of Operations and Financial Condition.

   The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

   On July 1, 2004, Newell Rubbermaid Inc. (the "Company") issued a press release announcing that it had completed the sale of Little Tikes Commercial Play Systems Inc. to PlayPower, Inc. A copy of the
   Company's press release, dated July 1, 2004, is attached as
   Exhibit 99.1.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  July 8, 2004                By:  /s/ Dale L. Matschullat
                                           -----------------------------
                                           Dale L. Matschullat
                                           Vice President - General
                                           Counsel & Corporate Secretary


                                EXHIBIT INDEX


   Exhibit No.      Description
   -----------      -----------

      99.1          Press Release captioned "Newell Rubbermaid
                    Completes Divestiture Program with Sale of Little Tikes Commercial", dated July 1, 2004, issued by Newell Rubbermaid Inc.